AXP(R)

  Blue Chip
    Advantage

           Fund

2002 SEMIANNUAL REPORT

AXP Blue Chip  Advantage Fund
seeks to provide shareholders
with a long-term total return
exceeding that of the U.S. stock market.

American
 Express(R)
Funds

AMERICAN
 EXPRESS(R)

From the Chairman

(photo of) Arne H. Carlson

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of eight sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                                             2
Economic and Market Update                                                    3
Fund Snapshot                                                                 5
Questions & Answers
 with Portfolio Management                                                    6
Investments in Securities                                                     9
Financial Statements                                                         14
Notes to Financial Statements                                                17

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2 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update
                 FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer

American Express
Financial Corporation

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows. The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.

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

Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

KEY POINTS

-- Economic fundamentals remain positive.
-- Credit "crunch" for business sector persists.
-- Re-evaluation of personal financial goals key.

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4 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2002

PORTFOLIO MANAGER

Portfolio manager  Jim Johnson
Tenure/since            1/1/98
Years in industry           12

FUND OBJECTIVE
For investors seeking long-term total return exceeding that of the U.S. stock market.

Inception dates
A: 3/5/90      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IBLUX B: IDBCX C: AXACX Y: IBCYX

Total net assets              $1.943 billion
Number of holdings         approximately 220

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE

VALUE    BLEND    GROWTH

           X               LARGE
                           MEDIUM   SIZE
                           SMALL

PORTFOLIO ASSET MIX
Percentage of portfolio assets

(pie graph)
Common stocks 98.4%
Cash equivalents 1.6%

TOP FIVE SECTORS
Percentage of portfolio assets

Health care                        11.9%
Banks and savings & loans           8.3
Retail                              7.6
Computers & office equipment        7.5
Multi-industry conglomerates        7.2

TOP TEN HOLDINGS
Percentage of portfolio assets

General Electric                   3.8%
Microsoft                          3.0
Exxon Mobil                        3.0
Wal-Mart Stores                    2.7
Pfizer                             2.7
Citigroup                          2.1
Johnson & Johnson                  2.0
American Intl Group                1.9
Intel                              1.5
Procter & Gamble                   1.5

Fund holdings are subject to change.

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5 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Q: How did the Fund perform for the six-month period ended July 31, 2002?

A: Although the Fund posted negative absolute returns this period, the Fund slightly outperformed its benchmark for the period, returning -18.27% (Class A shares, excluding sales charges) versus the S&P 500 Index, which returned -18.74%. The Lipper Large-Cap Core Funds Index generated a return of -17.57% over the same timeframe.

Q: What factors most significantly impacted performance?

A: In general, overall market conditions and extreme volatility provided a difficult backdrop for the Fund and most industry peers this period, keeping Fund returns negative.

   However, there were some positives to point out for the period. Overall, our individual stock selection across industry sectors added value. Specifically, our decision to overweight healthcare services stocks benefited performance. Our decision to underweight exposure to drug stocks -- a sub-sector of healthcare -- also supported performance since drug stocks suffered this period.

   In other areas,  remaining  underweighted in the stocks of telecom equipment,
   semiconductors   and  electronic   industry   companies   added  to  relative
   performance.

(bar graph)

PERFORMANCE COMPARISON
For the six-month period ended July 31, 2002

-0%
-5%

-10%

-15%     (bar 1)  (bar 2)  (bar 3)
-20%     -18.27%  -18.74%  -17.57%

(bar 1) AXP Blue Chip  Advantage Fund  (excluding  sales charge)
(bar 2) S&P 500 Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe our stock selection process, as well as our overall investment philosophy, results in a well-diversified portfolio offering investors the opportunity for consistent returns. (end callout quote)

Q:  What changes to the portfolio did you make this period?

A: We've reduced our exposure to healthcare stocks primarily by reducing our drug stock holdings. We believe currently, there remain opportunities in consumer cyclical and specialty retail stocks, such as textiles and apparel. We added some stocks issued by companies in these sectors to move from a fairly underweighted position to a somewhat overweighted position, positioning the Fund well for the favorable outlook we anticipate for these companies.

Q:  What market conditions affected the portfolio this period?

A: Smaller cap stocks have performed better than their larger cap brethren during this period, which helped the Fund modestly as we maintained a slight bias toward smaller cap stocks within the S&P 500 Index. Relative to its peers, the Fund's lower cash position hurt us somewhat in this "down" market. However, it is part of our goal to remain fully invested whenever possible.

AVERAGE ANNUAL TOTAL RETURNS

as of July 31, 2002

At Net Asset

Value (NAV)(1)       Class A     Class B       Class C      Class Y

6 months*            -18.27%     -18.69%       -18.60%      -18.31%
1 year               -24.00%     -24.62%       -24.56%       -23.98%
5 years               -2.86%      -3.61%        N/A          -2.75%
10 years              +8.07%       N/A          N/A           N/A
Since inception        N/A        +6.71%(2)    -22.00%(3)    +7.68%(2)

With Sales Charge    Class A     Class B       Class C      Class Y

6 months*            -22.97%     -22.75%       -19.42%      -18.31%
1 year               -28.37%     -27.63%       -24.56%      -23.98%
5 years               -4.00%      -3.74%         N/A         -2.75%
10 years              +7.44%       N/A           N/A          N/A
Since inception       N/A        +6.71%(2)     -22.00%(3)    +7.68%(2)

(1) Excluding sales charge.
(2) Inception date was March 20, 1995.
(3) Inception date was June 26, 2000.

* Not annualized.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the months ahead?

A: Overall, Fund performance has been very steady in terms of relative returns. We believe our stock selection process, as well as our overall investment philosophy, results in a well-diversified portfolio offering investors the opportunity for consistent, favorable returns versus its peers over the long term. For these reasons, we believe that AXP Blue Chip Advantage Fund offers investors seeking above-market returns an attractive investment vehicle for all types of markets.

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8 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Investments in Securities

AXP Blue Chip Advantage Fund
July 31, 2002 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)
Issuer                                                 Shares          Value(a)

Aerospace & defense (1.5%)
Boeing                                                 273,400       $11,351,568
Goodrich                                               126,500         2,822,215
Precision Castparts                                     71,500         1,873,300
United Technologies                                    179,400        12,468,300
Total                                                                 28,515,383

Automotive & related (0.5%)
General Motors                                          78,000         3,630,900
Goodyear Tire & Rubber                                 122,300         2,132,912
SPX                                                     31,600(b)      3,302,200
Total                                                                  9,066,012

Banks and savings & loans (8.3%)
Bank of America                                        388,824        25,856,796
Bank One                                               313,900        12,213,849
Charter One Financial                                  223,900         7,594,688
Comerica                                                89,800         5,222,768
Fifth Third Bancorp                                     96,900         6,402,183
FleetBoston Financial                                   94,767         2,198,594
J.P. Morgan Chase                                      512,700        12,796,992
KeyCorp                                                246,600         6,475,716
Natl City                                              232,700         7,190,430
PNC Financial Services Group                           164,300         6,925,245
SunTrust Banks                                          60,800         4,000,640
U.S. Bancorp                                           518,151        11,083,250
Wachovia                                               366,200        13,109,960
Washington Mutual                                      470,400        17,597,664
Wells Fargo                                            439,200        22,337,712
Total                                                                161,006,487

Beverages & tobacco (4.0%)
Anheuser-Busch                                         101,400         5,243,394
Coca-Cola                                              545,000        27,217,300
Coca-Cola Enterprises                                  269,000         5,008,780
Fortune Brands                                          96,100         5,026,030
Pepsi Bottling Group                                   413,100        10,211,832
Philip Morris                                          533,800        24,581,490
Total                                                                 77,288,826

Building materials & construction (1.4%)
Fluor                                                  162,800         5,225,880
Georgia-Pacific                                        465,400        10,192,260
KB HOME                                                 63,600         2,938,956
Masco                                                  395,900         9,580,780
Total                                                                 27,937,876

Chemicals (1.4%)
Air Products & Chemicals                                74,100         3,278,925
du Pont (EI) de Nemours                                340,700        14,278,737
PPG Inds                                               154,500         8,868,300
Total                                                                 26,425,962

Communications equipment & services (2.0%)
AT&T Wireless Services                                 654,900(b)      3,071,481
Broadcom Cl A                                           63,900(b)      1,198,764
JDS Uniphase                                           318,200(b)        805,046
Lucent Technologies                                    839,300(b)      1,468,775
Motorola                                               795,300         9,225,480
QUALCOMM                                                84,800(b)      2,330,304
Verizon Communications                                 630,800        20,816,400
Total                                                                 38,916,250

Computer software & services (4.8%)
Automatic Data Processing                              142,600         5,317,554
Brocade Communications
 Systems                                               139,600(b)      2,617,500
Microsoft                                            1,212,900(b)     58,158,555
Oracle                                               1,136,100(b)     11,371,225
PeopleSoft                                             131,900(b)      2,371,562
SunGard Data Systems                                   368,700(b)      8,646,015
Yahoo!                                                 304,900(b)      4,015,533
Total                                                                 92,497,944

Computers & office equipment (7.5%)
Cisco Systems                                        1,857,400(b)     24,499,106
Dell Computer                                          794,500(b)     19,806,885
DST Systems                                            112,500(b)      3,791,250
First Data                                             292,200        10,212,390
Fiserv                                                 270,500(b)      9,307,905
Hewlett-Packard                                        994,900        14,077,835

See accompanying notes to investments in securities.

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9 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                 Shares          Value(a)

Computers & office equipment (cont.)
Intl Business Machines                                 405,900       $28,575,360
Mercury Interactive                                    101,100(b)      2,590,182
NVIDIA                                                 168,000(b)      1,859,760
Pitney Bowes                                           309,600        12,074,400
QLogic                                                 213,900(b)      8,716,425
Siebel Systems                                         143,400(b)      1,347,960
Storage Technology                                     297,000(b)      4,217,400
Symantec                                               162,400(b)      5,446,896
Total                                                                146,523,754

Electronics (3.4%)
Agilent Technologies                                   107,100(b)      2,022,048
Analog Devices                                         158,200(b)      3,812,620
Applied Materials                                      384,700(b)      5,720,489
Intel                                                1,581,800        29,722,022
Jabil Circuit                                          197,400(b)      3,511,746
KLA-Tencor                                             133,000(b)      5,238,870
Lam Research                                           118,600(b)      1,458,780
Maxim Integrated Products                               75,500(b)      2,656,090
Micron Technology                                      136,800(b)      2,666,232
Texas Instruments                                      398,100         9,216,015
Total                                                                 66,024,912

Energy (5.5%)
Anadarko Petroleum                                      73,600         3,201,600
Apache                                                  39,470         2,032,705
Burlington Resources                                    56,800         2,076,040
ChevronTexaco                                          247,100        18,532,500
Conoco                                                 165,900         4,001,508
Devon Energy                                            50,100         2,088,168
Exxon Mobil                                          1,570,540        57,733,050
FirstEnergy                                             89,100         2,739,825
Kerr-McGee                                              30,200         1,412,454
Marathon Oil                                            89,300         2,164,632
Occidental Petroleum                                   103,400         2,801,106
Phillips Petroleum                                     105,800         5,475,150
Unocal                                                  69,100         2,256,806
Total                                                                106,515,544

Energy equipment & services (0.8%)
Baker Hughes                                            98,400         2,637,120
Halliburton                                            140,900         1,859,880
Progress Energy                                         62,800         2,935,900
Schlumberger                                           155,500         6,674,060
Transocean                                              94,200         2,402,100
Total                                                                 16,509,060

Financial services (7.0%)
AmeriCredit                                            259,900(b)      5,081,045
Bear Stearns Companies                                174,000         10,478,280
Capital One Financial                                   78,300         2,482,110
Citigroup                                            1,218,800        40,878,552
Fannie Mae                                             322,300        24,137,047
Freddie Mac                                            243,600        15,091,020
H&R Block                                               62,100         2,998,188
Household Intl                                         331,800        14,157,906
MBNA                                                   379,200         7,352,688
Morgan Stanley                                         239,700         9,671,895
SLM                                                     34,300         3,121,300
Total                                                                135,450,031

Food (1.7%)
Archer-Daniels-Midland                                 424,600         4,967,820
ConAgra Foods                                          475,700        11,944,827
Kellogg                                                154,900         5,334,756
Kraft Foods Cl A                                        45,400         1,679,800
Sara Lee                                               240,000         4,497,600
Tyson Foods Cl A                                       362,500         4,585,625
Total                                                                 33,010,428

Health care (11.9%)
Abbott Laboratories                                    351,600        14,559,756
Allergan                                                38,800         2,347,012
Amgen                                                  222,800(b)     10,168,592
Biogen                                                  47,600(b)      1,712,172
Boston Scientific                                      397,800(b)     11,930,022
Bristol-Myers Squibb                                   175,800         4,118,994
Guidant                                                243,600(b)      8,477,280
Johnson & Johnson                                      731,200        38,753,600
Lilly (Eli)                                            276,100        16,129,762
MedImmune                                               38,700(b)      1,150,938
Medtronic                                              237,800         9,607,120
Merck & Co                                             512,400        25,415,040
Mylan Laboratories                                     149,500         4,849,780
Pfizer                                               1,613,790        52,206,106
Pharmacia                                              318,800        14,263,112
Quest Diagnostics                                       63,000(b)      3,804,570
St. Jude Medical                                        79,600(b)      3,024,800
Watson Pharmaceuticals                                  91,500(b)      1,927,905
Wyeth                                                  163,300         6,515,670
Total                                                                230,962,231

See accompanying notes to investments in securities.

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10 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                 Shares         Value(a)

Health care services (2.1%)
Oxford Health Plans                                    120,400(b)    $ 5,179,608
Tenet Healthcare                                       372,750(b)     17,761,538
UnitedHealth Group                                      63,800         5,592,708
Wellpoint Health Networks                              174,800(b)     12,498,200
Total                                                                 41,032,054

Household products (3.2%)
Clorox                                                 237,700         9,151,450
Gillette                                               163,300         5,369,304
Kimberly-Clark                                         152,700         9,322,335
Newell Rubbermaid                                      300,500         9,039,040
Procter & Gamble                                       331,900        29,535,781
Total                                                                 62,417,910

Industrial equipment & services (0.4%)
Cooper Inds Cl A                                        82,800         2,578,392
Ingersoll-Rand Cl A                                    136,100(c)      5,224,879
Total                                                                  7,803,271

Insurance (4.3%)
American Intl Group                                    575,862        36,809,099
Lincoln Natl                                           202,500         7,429,725
Marsh & McLennan                                       144,600         6,926,340
MBIA                                                   147,100         7,294,689
MetLife                                                436,100        12,293,659
Principal Financial Group                               82,100(b)      2,357,091
Prudential Financial                                   139,600(b)      4,605,404
UnumProvident                                          260,100         5,321,646
Total                                                                 83,037,653

Leisure time & entertainment (1.7%)
AOL Time Warner                                        594,700(b)      6,839,050
Harrah's Entertainment                                 123,300(b)      5,834,556
Mattel                                                 345,000         6,489,450
Viacom Cl B                                            348,100(b)     13,548,052
Total                                                                 32,711,108

Media (1.3%)
American Greetings Cl A                                307,400         4,939,918
Comcast Cl A                                           228,900(b)      4,784,010
Disney (Walt)                                          208,200         3,691,386
Gannett                                                 79,400         5,709,654
McGraw-Hill Companies                                  110,100         6,886,755
Total                                                                 26,011,723

Metals (0.9%)
Alcoa                                                  326,300         8,826,415
Shaw Group                                             362,900(b)      8,466,457
Total                                                                 17,292,872

Multi-industry conglomerates (7.2%)
3M                                                     107,400        13,514,142
Cendant                                                802,000(b)     11,083,640
Eastman Kodak                                          392,100        12,068,838
General Electric                                     2,304,200        74,195,240
Grainger (WW)                                          127,000         6,228,080
Honeywell Intl                                         186,000         6,018,960
Pentair                                                 86,200         3,505,754
Tyco Intl                                              208,900(c)      2,673,920
Xerox                                                1,455,600(b)     10,116,420
Total                                                                139,404,994

Real estate investment trust (0.2%)
Equity Office Properties Trust                         102,000         2,690,760
Equity Residential                                      64,400         1,722,700
Total                                                                  4,413,460

Restaurants & lodging (0.5%)
Yum! Brands                                            313,200(b)      9,677,880

Retail (7.6%)
Bed Bath & Beyond                                      292,200(b)      9,058,200
Best Buy                                               273,450(b)      8,996,505
Dillard's Cl A                                         131,300         3,085,550
Home Depot                                             539,000        16,644,320
Kohl's                                                 154,600(b)     10,203,600
Kroger                                                 587,000(b)     11,434,760
Lowe's Companies                                       309,700        11,722,145
May Dept Stores                                        293,500         9,016,320
RadioShack                                             119,200         3,051,520
Safeway                                                128,000(b)      3,560,960
Staples                                                509,500(b)      8,503,555
Wal-Mart Stores                                      1,073,600        52,799,648
Total                                                                148,077,083

Textiles & apparel (0.8%)
Coach                                                  338,200(b)      7,710,960
Jones Apparel Group                                    253,100(b)      8,612,993
Total                                                                 16,323,953

Transportation (1.3%)
Burlington Northern Santa Fe                           410,300        12,071,026
FedEx                                                  103,300         5,263,135
United Parcel Service Cl B                             131,200         8,572,608
Total                                                                 25,906,769


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares          Value(a)

Utilities -- electric (2.3%)
Ameren                                                  48,100        $2,101,970
American Electric Power                                 96,000         3,159,360
Cinergy                                                 50,900         1,725,510
Consolidated Edison                                     60,900         2,609,565
Dominion Resources                                      77,500         4,606,600
DTE Energy                                              55,600         2,277,376
Duke Energy                                            219,600         5,597,604
Entergy                                                 62,600         2,537,178
Exelon                                                  86,900         4,262,445
FPL Group                                               50,600         2,866,490
PG&E                                                   130,600(b)      1,815,340
Public Service Enterprise Group                         61,800         2,135,190
Sempra Energy                                           57,800         1,225,360
Southern Co                                            184,000         5,295,520
TXU                                                     77,800         3,355,514
Total                                                                 45,571,022

Utilities -- gas (0.3%)
El Paso                                                130,800         1,890,060
KeySpan                                                 38,000         1,326,200
Kinder Morgan                                           36,100         1,502,121
NiSource                                                59,300         1,174,140
Williams Companies                                     131,600           388,220
Total                                                                  6,280,741

Utilities -- telephone (2.5%)
ALLTEL                                                  72,900         2,953,908
AT&T                                                   867,500         8,831,150
BellSouth                                              430,082        11,547,702
Qwest Communications Intl                              403,900(b)        516,992
SBC Communications                                     771,723        21,345,858
Sprint (FON Group)                                     194,300         1,816,705
Sprint (PCS Group)                                     224,700(b)        921,270
Total                                                                 47,933,585

Total common stocks
(Cost: $2,352,577,357)                                            $1,910,546,778
                                                                  ==============

Short-term securities (1.6%)
   Issuer                              Annualized        Amount        Value(a)
                                      yield on date    payable at
                                       of purchase      maturity

U.S. government agencies (1.3%)
Federal Home Loan Bank Disc Nt
   10-09-02                                1.74%        $6,700,00     $6,678,299
Federal Home Loan Mtge Corp Disc Nt
   08-27-02                                1.72           500,000        499,355
Federal Natl Mtge Assn Disc Nts
   08-21-02                                1.71         5,800,000      5,794,215
   08-21-02                                1.74         2,100,000      2,098,020
   10-23-02                                1.65        10,000,000      9,961,039
Total                                                                 25,030,928

Commercial paper (0.3%)
Amsterdam Funding
   08-01-02                                1.84         6,300,000(d)   6,299,678

Total short-term securities
(Cost: $31,331,811)                                                  $31,330,606

Total investments in securities
(Cost: $2,383,909,168)(e)                                         $1,941,877,384

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of July 31, 2002, the value of foreign securities represented 0.4% of net assets.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(e) At July 31, 2002, the cost of securities for federal income tax purposes was approximately $2,383,909,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  39,114,000
     Unrealized depreciation                                       (481,146,000)
                                                                   ------------
     Net unrealized depreciation                                  $(442,032,000)
                                                                  =============
--------------------------------------------------------------------------------
13 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and  liabilities
AXP Blue Chip Advantage Fund July 31, 2002
(Unaudited)

Assets
Investments in securities, at value (Note 1)*
  (identified cost $2,383,909,168)                                                 $1,941,877,384
Cash in bank on demand deposit                                                            235,863
Capital shares receivable                                                                   5,586
Dividends and accrued interest receivable                                               1,805,222
Receivable for investment securities sold                                              24,423,665
                                                                                   --------------
Total assets                                                                        1,968,347,720
                                                                                   --------------
Liabilities

Capital shares payable                                                                     11,189
Payable upon return of securities loaned (Note 5)                                      24,962,200
Accrued investment management services fee                                                 24,932
Accrued distribution fee                                                                   26,341
Accrued service fee                                                                           484
Accrued transfer agency fee                                                                 8,633
Accrued administrative services fee                                                         1,398
Other accrued expenses                                                                    155,527
                                                                                   --------------
Total liabilities                                                                      25,190,704
                                                                                   --------------
Net assets applicable to outstanding capital stock                                 $1,943,157,016
                                                                                   ==============
Represented by

Capital stock -- $.01 par value (Note 1)                                           $    3,027,379
Additional paid-in capital                                                          3,189,841,062
Undistributed net investment income                                                       342,388
Accumulated net realized gain (loss) (Note 8)                                        (808,022,029)
Unrealized appreciation (depreciation) on investments                                (442,031,784)
                                                                                   --------------
Total -- representing net assets applicable to outstanding
capital stock                                                                      $1,943,157,016
                                                                                   ==============

Net assets applicable to outstanding shares:
                   Class A                                                         $1,059,415,931
                   Class B                                                         $  700,678,278
                   Class C                                                         $    4,325,120
                   Class Y                                                         $  178,737,687
Net asset value per share of outstanding capital stock:
                   Class A shares                              163,533,299         $         6.48
                   Class B shares                              110,993,443         $         6.31
                   Class C shares                                  687,002         $         6.30
                   Class Y shares                               27,524,147         $         6.49
                                                               -----------         --------------
* Including securities on loan, at value                                               23,826,612
                                                                                   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Statement of operations
AXP Blue Chip Advantage Fund
Six months ended July 31, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                           $  17,929,686
Interest                                                                                  209,636
  Less foreign taxes withheld                                                             (76,648)
                                                                                    -------------
Total income                                                                           18,062,674
                                                                                    -------------
Expenses (Note 2):
Investment management services fee                                                      5,463,060
Distribution fee
  Class A                                                                               1,677,866
  Class B                                                                               4,586,334
  Class C                                                                                  25,698
Transfer agency fee                                                                     2,511,451
Incremental transfer agency fee
  Class A                                                                                 141,519
  Class B                                                                                 160,458
  Class C                                                                                   1,329
Service fee -- Class Y                                                                    124,990
Administrative services fees and expenses                                                 333,408
Compensation of board members                                                              13,596
Custodian fees                                                                             97,617
Printing and postage                                                                      203,247
Registration fees                                                                          44,146
Audit fees                                                                                 12,750
Other                                                                                      16,868
                                                                                    -------------
Total expenses                                                                         15,414,337
  Earnings credits on cash balances (Note 2)                                              (23,617)
                                                                                    -------------
Total net expenses                                                                     15,390,720
                                                                                    -------------
Investment income (loss) -- net                                                         2,671,954
                                                                                    -------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
  Security transactions (Note 3)                                                      (69,725,249)
  Futures contracts                                                                    (6,505,623)
  Options contracts written (Note 6)                                                    1,615,884
                                                                                    -------------
Net realized gain (loss) on investments                                               (74,614,988)
Net change in unrealized appreciation (depreciation) on investments                  (411,290,466)
                                                                                    -------------
Net gain (loss) on investments                                                       (485,905,454)
                                                                                    -------------
Net increase (decrease) in net assets resulting from operations                     $(483,233,500)
                                                                                    ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT


Statements of changes in net assets
AXP Blue Chip Advantage Fund
                                                                                    July 31, 2002     Jan. 31, 2002
                                                                                   Six months ended    Year ended
                                                                                     (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $    2,671,954   $     9,154,484
Net realized gain (loss) on investments                                               (74,614,988)     (643,873,439)
Net change in unrealized appreciation (depreciation) on investments                  (411,290,466)     (166,193,493)
                                                                                   --------------   ---------------
Net increase (decrease) in net assets resulting from operations                      (483,233,500)     (800,912,448)
                                                                                   --------------   ---------------
Distributions to shareholders from:
Net investment income
  Class A                                                                              (2,079,307)       (8,756,823)
  Class B                                                                                    --             (72,644)
  Class C                                                                                    --              (2,695)
  Class Y                                                                                (540,718)       (1,883,194)
Net realized gain
  Class A                                                                                    --          (3,444,592)
  Class B                                                                                    --          (2,407,456)
  Class C                                                                                    --             (12,034)
  Class Y                                                                                    --            (637,827)
                                                                                   --------------   ---------------
Total distributions                                                                    (2,620,025)      (17,217,265)
                                                                                   --------------   ---------------
Capital share transactions (Note 4)
Proceeds from sales
  Class A shares (Note 2)                                                             148,939,883       323,585,092
  Class B shares                                                                       28,869,355       120,406,190
  Class C shares                                                                        1,007,800         3,453,956
  Class Y shares                                                                       32,595,905        81,833,717
Reinvestment of distributions at net asset value
  Class A shares                                                                        2,025,431        12,011,066
  Class B shares                                                                             --           2,443,924
  Class C shares                                                                             --              14,546
  Class Y shares                                                                          540,718         2,521,021
Payments for redemptions
  Class A shares                                                                     (365,602,160)     (610,041,402)
  Class B shares (Note 2)                                                            (195,523,115)     (300,902,888)
  Class C shares (Note 2)                                                              (1,028,793)       (1,084,959)
  Class Y shares                                                                      (99,050,128)      (82,971,052)
                                                                                   --------------   ---------------
Increase (decrease) in net assets from capital share transactions                    (447,225,104)     (448,730,789)
                                                                                   --------------   ---------------
Total increase (decrease) in net assets                                              (933,078,629)   (1,266,860,502)
Net assets at beginning of period                                                   2,876,235,645     4,143,096,147
                                                                                   --------------   ---------------
Net assets at end of period                                                        $1,943,157,016   $ 2,876,235,645
                                                                                   ==============   ===============
Undistributed net investment income                                                $      342,388   $       290,459
                                                                                   --------------   ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements
AXP Blue Chip Advantage Fund
(Unaudited as to July 31, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write call options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option and the cost of a security for a purchased call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy financial futures contracts and also may buy call options on these futures contracts. Risks of entering into futures contracts include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
18 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.35% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $297,702 for the six months ended July 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $910,427 for Class A, $504,453 for Class B and $957 for Class C for the six months ended July 31, 2002.

--------------------------------------------------------------------------------
19 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

During the six months ended July 31, 2002, the Fund's custodian and transfer agency fees were reduced by $23,617 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,448,419,433 and $1,870,739,065, respectively, for the six months ended July 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended July 31, 2002

                                                  Class A          Class B          Class C          Class Y

Sold                                           19,448,973        3,928,239          137,548        4,307,244
Issued for reinvested distributions               258,724               --               --           68,996
Redeemed                                      (49,129,367)     (27,850,305)        (145,670)     (13,459,158)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (29,421,670)     (23,922,066)          (8,122)      (9,082,918)
-------------------------------------------------------------------------------------------------------------

                                                                  Year ended Jan. 31, 2002

                                                  Class A          Class B          Class C          Class Y

Sold                                           38,872,139       14,573,762          415,918        9,742,256
Issued for reinvested distributions             1,477,969          312,173            1,844          310,183
Redeemed                                      (73,840,776)     (37,327,995)        (137,519)      (9,882,257)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (33,490,668)     (22,442,060)         280,243          170,182
-------------------------------------------------------------------------------------------------------------


5. LENDING OF SECURITIES

At July 31, 2002, securities valued at $23,826,612 were on loan to brokers. For collateral, the Fund received $24,962,200 in cash. Income from securities lending amounted to $14,406 for the six months ended July 31, 2002. The risks to the Fund of securities lending are that the borrower may not provided additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                  Six months ended July 31, 2002
                                                               Calls

                                                     Contracts        Premiums

Balance Jan. 31, 2002                                  2,900        $ 1,280,244
Opened                                                26,861          3,456,415
Closed                                               (24,761)        (3,801,323)
Exercised                                             (5,000)          (935,336)
                                                     --------       ------------
Balance July 31, 2002                                     --        $        --
                                                     --------       ------------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
20 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended July 31, 2002.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $712,840,501 as of Jan. 31, 2002, that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Jan. 31,                                        2002(f)        2002        2001        2000        1999

Net asset value, beginning of period                               $7.94          $9.92      $11.80      $11.88       $9.49
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                         .01            .03         .05         .03         .06
Net gains (losses) (both realized and unrealized)                  (1.46)         (1.95)       (.76)       1.11        2.55
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (1.45)         (1.92)       (.71)       1.14        2.61
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                (.01)          (.04)       (.04)       (.03)       (.06)
Distributions from realized gains                                   --             (.02)      (1.13)      (1.19)       (.16)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.01)          (.06)      (1.17)      (1.22)       (.22)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $6.48          $7.94       $9.92      $11.80      $11.88
----------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                           $1,059         $1,533      $2,247      $2,455      $1,863
Ratio of expenses to average daily net assets(c)                    .96%(d)        .89%        .85%        .83%        .73%
Ratio of net investment income (loss) to average daily net asset    .48%(d)        .54%        .50%        .40%        .69%
Portfolio turnover rate (excluding short-term securities)            58%           135%        140%         81%        105%
Total return(e)                                                  (18.27%)       (19.38%)     (5.34%)      9.30%      27.71%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Class B

Per share income and capital changes(a)

Fiscal period ended Jan. 31,                                        2002(f)        2002        2001        2000        1999

Net asset value, beginning of period                               $7.76          $9.72      $11.63      $11.79       $9.43
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                          --             --          --          --          --
Net gains (losses) (both realized and unrealized)                  (1.45)         (1.94)       (.78)       1.03        2.52
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (1.45)         (1.94)       (.78)       1.03        2.52
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                  --             --          --          --          --
Distributions from realized gains                                     --           (.02)      (1.13)      (1.19)       (.16)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   --           (.02)      (1.13)      (1.19)       (.16)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $6.31          $7.76       $9.72      $11.63      $11.79
----------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
Net assets, end of period (in millions)                             $701         $1,047      $1,530      $1,588      $1,109
Ratio of expenses to average daily net assets(c)                   1.73%(d)       1.65%       1.60%       1.59%       1.49%
Ratio of net investment income (loss) to average daily net asset   (.29%)(d)      (.22%)      (.25%)      (.36%)      (.07%)
Portfolio turnover rate (excluding short-term securities)            58%           135%        140%         81%        105%
Total return(e)                                                  (18.69%)       (19.98%)     (6.01%)      8.45%      26.75%

Class C

Per share income and capital changes(a)

Fiscal period ended Jan. 31,                                        2002(f)        2002        2001(b)


Net asset value, beginning of period                               $7.74          $9.70      $11.99
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                          --             --         .03
Net gains (losses) (both realized and unrealized)                  (1.44)         (1.94)      (1.16)
----------------------------------------------------------------------------------------------------
Total from investment operations                                   (1.44)         (1.94)      (1.13)
----------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                  --             --        (.03)
Distributions from realized gains                                     --           (.02)      (1.13)
----------------------------------------------------------------------------------------------------
Total distributions                                                   --           (.02)      (1.16)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $6.30          $7.74       $9.70
----------------------------------------------------------------------------------------------------

Ratios/supplemental data
Net assets, end of period (in millions)                               $4             $5          $4
Ratio of expenses to average daily net assets(c)                   1.75%(d)       1.67%       1.60%(d)
Ratio of net investment income (loss) to average daily net asset   (.30%)(d)      (.26%)       .04%(d)
Portfolio turnover rate (excluding short-term securities)            58%           135%        140%
Total return(e)                                                  (18.60%)       (19.98%)     (8.79%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Class Y

Per share income and capital changes(a)

Fiscal period ended Jan. 31,                                        2002(f)        2002        2001        2000        1999

Net asset value, beginning of period                               $7.96          $9.94      $11.81      $11.89       $9.50
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                         .02            .04         .06         .04         .07
Net gains (losses) (both realized and unrealized)                  (1.47)         (1.95)       (.75)       1.11        2.55
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (1.45)         (1.91)       (.69)       1.15        2.62
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                (.02)          (.05)       (.05)       (.04)       (.07)
Distributions from realized gains                                     --           (.02)      (1.13)      (1.19)       (.16)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.02)          (.07)      (1.18)      (1.23)       (.23)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $6.49          $7.96       $9.94      $11.81      $11.89
----------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
Net assets, end of period (in millions)                             $179           $291        $362        $369        $323
Ratio of expenses to average daily net assets(c)                    .79%(d)        .72%        .68%        .69%        .66%
Ratio of net investment income (loss) to average daily net asset    .63%(d)        .70%        .67%        .54%        .77%
Portfolio turnover rate (excluding short-term securities)            58%           135%        140%         81%        105%
Total return(e)                                                  (18.31%)       (19.23%)     (5.16%)      9.44%      27.82%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Six months ended July 31, 2002 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP BLUE CHIP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds

AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds

AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds

AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds

AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds

AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds

AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund

*  Closed to new investors.
** An  investment  in the Fund is not  insured or  guaranteed  by the  Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(9/02)

AXP Blue Chip Advantage Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

S-6338 N (9/02)